Exhibit 99.2

Leading the Way in Electricity SM

42nd EEI Financial Conference November 6, 2007

John Bryson, Chairman, Chief Executive Officer and President

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2006 Form 10-K and subsequent reports filed with the Securities and Exchange Commission and available on our website: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

42nd EEI Financial Conference 1

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to basic earnings per common share.

EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company. EPS and core EPS by principal operating subsidiary are reconciled to basic earnings per common share.

A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in the presentation.

42nd EEI Financial Conference 2

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Our Business Portfolio

Edison International

Revenue1	$12.6
Operating Cash Flow1	$3.6
Generation Capacity (MW)	14,799
Market Capitalization	$18.5

Southern California Edison

Revenue	$ 10.3
Operating Cash Flow	$2.6
Generation Capacity (MW)	5,299
Population Served (MM)	13+

Edison Mission Group

Revenue	$ 2.3
Operating Cash Flow	$1.2
Generation Capacity (MW)	9,500
Wind Pipeline (MW)	3,000
1	Reflects inter-company eliminations.

Note: Financial data is for the year ended December 31, 2006; capacity and wind pipeline data is as of September 30, 2007, and market capitalization is as of October 26, 2007. Dollar amounts in billions, population served in millions. Edison Mission Group includes Edison Mission Energy and Edison Capital.

42nd EEI Financial Conference 3

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Our Value Proposition

Strong utility platform with earning assets targeted for 12%+ annual growth

Competitive generation business with low-cost coal portfolio and solid development pipeline

Visible earnings and cash flow growth

Valuable business position

Increasing capacity values for coal-fired assets

Attractive and sustainable growth investment opportunities

Earnings growth and financial flexibility support dividend growth

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Growth Strategies

Southern California Edison

Driven principally by rate base investment growth

Investments emphasize:

Transmission – system reliability, renewables mandates

Distribution – system reliability, demand growth

Generation – meeting peak system demand, demand growth and system reliability

Energy efficiency – e.g. Edison SmartConnectTM advanced metering system

Edison Mission Group

Optimize business financial performance

Investments diversify portfolio and emphasize:

Renewables led by significant wind development pipeline of ~3,000 MW

Gas-fired generation

Advanced fossil fuel technologies

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Financial Strategies

Funding Growth Investments

Southern California Edison

Operating cash flow and financing

Edison Mission Energy

Cash on hand, operating cash flow, project debt

Focus on organic growth

Credit Objectives1

Southern California Edison

A rating metrics (current: S&P BBB, Fitch A, Moody’s A3)

Edison Mission Energy

BB rating metrics (current: S&P & Fitch BB-, Moody’s B1)

Dividend Policy

Targeting annual dividend increases

Dividend increases balanced with growth investments

Parent financing capacity supports financial strategies

SCE and Edison Capital cash flows fund dividend given EMG growth opportunities

1	Senior unsecured credit ratings shown.

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Earnings Guidance

Reconciliation of Core Earnings Guidance to Total Earnings Guidance

2007 Guidance reaffirmed as
Core EPS1	of 11/02/07
Southern California Edison	$1.97 - $ 2.07
Edison Mission Group	1.40 - 1.65
EIX parent company and other	(0.13)
EIX core earnings per share	$3.24 - $ 3.59
Non-Core Items 2
Southern California Edison	0.10
Edison Mission Group	(0.44)
Total Non-Core Items	(0.34)
EIX basic earnings per common share	$2.90 - $ 3.25

1 See use of Non-GAAP Financial Measures in appendix. The impact of participating securities is included in EIX parent company earnings (loss) and is ($0.04).

2 2007 non-core items reflect refinancing costs of $(0.45) and $0.01 per share from discontinued operations for EMG, and a tax benefit of $0.10 per share for SCE.

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EDISON INTERNATIONAL®

Leading the Way in Electricity℠

SCE – Infrastructure Investment Drivers

Investment Driver	Implications for Growth
• System growth – 4 of 10 fastest growing counties in the nation[1] and increased household power demand	• Transmission and distribution investment
• System reliability	• Transmission, distribution and generation investment
• Evolving and transforming technologies	• Edison SmartConnect™ advanced metering; Smart Grid; plug-in hybrid vehicles; IGCC power generation with carbon sequestration
• California renewable energy mandate	• Tehachapi and other possible transmission projects
• Regional air quality and statewide carbon programs and legislation	• Conversion of elements of transportation system to electric power

SCE is leading the way nationally in energy conservation, renewable energy, and new technologies

1 LA, Riverside, San Bernardino and Orange counties. US Census Bureau data, in terms of population increase between 2000 and 2005.

42nd EEI Financial Conference 8 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE – Constructive Regulatory Environment

What’s Changed Since the Power Crisis

Up-front approval of annual procurement plans for purchased power

Trigger mechanism for fuel and purchased power cost recovery

Advance post test-year ratemaking in GRC decisions

State support for reliable electric system infrastructure

Benefits to Ratepayers and Investors

Upon proof of least-cost dispatch, no 20-20 hindsight review of utility procurement decisions

Better matching of revenues and cash expenditures for fuel and purchased power costs

Provides recovery of prescribed capital and O&M and asset base increases between rate cases

Regulatory decisions made when necessary to address emerging issues (such as adding peaking capacity for 2007 summer season)

California’s regulatory framework has been strengthened to support growth and reliability needs, and mitigate risks of volatile commodity prices

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE Growth Driver – Investment

Forecast SCE Rate Base 2006-2011 1

$ Billions

$21 $18 $15 $12 $9 $6 $3 $0

2006 2007 2008

Approved

2009 2010 2011

Future Regulatory Proceedings

12+ % Compound Annual Growth Rate

$10.9 $11.7 $12.7 $14.5 $17.6 $20.4

Rate base growth provides foundation for strong SCE earnings and cash flow growth while meeting customer service and infrastructure objectives

1 Includes impact of 2006 CPUC and 2006 FERC GRC decisions and forecasted rate base for FERC (2007-2011) and CPUC (2009-2011) which are subject to timely receipt of permitting, licensing and regulatory approvals. Forecast is as of March 2007 and includes about $600 million of capital spending for DPV2, the majority of which was expected to occur in 2008 & 2009. The Arizona Corporation Commission (ACC) denied approval of the DPV2 project. SCE filed an appeal and is evaluating its options for the project. The denial will result in a delay of the project.

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE Growth Driver – Investment

Proposed Five-Year Capital Spending Plan

$ Billions

$5 $4 $3 $2 $1 $0

2007 2008 2009 2010 2011

$2.4 $2.8 $3.9 $4.2 $4.0

Forecast by Classification

	$	%
Edison SmartConnectTM	1.3	8
Generation	2.8	16
Transmission	4.3	25
Distribution	8.9	51
Total1	17.3	100

Current Forecast by Proceeding

	$	%
CPUC Rate Cases	11.0	64
CPUC Project Specific	2.0	11
FERC Rate Cases	4.3	25
Total1	17.3	100

Five-year spending plan emphasizes infrastructure replacement, renewables transmission, demand growth and energy efficiency (e.g. Edison SmartConnectTM)

1 Subject to timely receipt of permitting, licensing and regulatory approvals. Forecast is as of March 2007 and includes about $600 million of capital spending for DPV2, the majority of which was expected to occur in 2008 & 2009. The Arizona Corporation Commission (ACC) denied approval of the DPV2 project. SCE filed an appeal and is evaluating its options for the project. The denial will result in a delay of the project.

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG – Business and Wind Growth Platforms

Washington

Natural Gas 70 MW

California

Natural Gas 964 MW

Nebraska

Wind (Pipeline) 80 MW

Wyoming

Wind (UC) 141 MW

Utah

Wind (Pipeline) 89 MW

Oklahoma

Wind (UC) 95 MW

Wind (Pipeline) 300 MW

Nevada

Wind (Pipeline) 315 MW

New Mexico

Wind 90 MW

Wind (Pipeline) 160 MW

Texas

Wind 161 MW

Wind (UC) 150 MW

Wind (Pipeline) 480 MW

Iowa

Wind 145 MW

Wind (Pipeline) 200 MW

Minnesota

Wind 75 MW Wind (UC) 70 MW Wind (Pipeline) 169 MW

Illinois

Coal 5,613 MW Natural Gas 305 MW Wind (Pipeline) 420 MW

Pennsylvania

Coal 1,884 MW Wind (UC) 67 MW Wind (Pipeline) 60 MW

Wisconsin

Wind (Pipeline) 100 MW

Maine

Wind (Pipeline) 54 MW

New York

Wind (Pipeline) 130 MW

Maryland

Wind (Pipeline) 80 MW

West Virginia

Coal 40 MW

Wind (Pipeline) 345 MW

Operating Platform1

	MW	%
Coal	7,537	79%
Natural Gas	1,339	14%
Wind	471	5%
Other	153	2%
	9,500	100%

Wind Development Pipeline1

MW
Under Construction	523
Pipeline2	2,982
Turbines (Not Shown)	1,185

1 Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown. Turbines purchased or committed to support development pipeline. Data as of September 30, 2007.

2	Data as of September 30, 2007; owned or under exclusive agreement.

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG – Wind Development Model

Local or Independent Developer

EMG

Process Steps

Initial meteorological data collection/screening

Land rights

Permitting

PPA origination and negotiations

Turbine procurement

Confirm meteorological data

Construction and start-up

Operation

Financing

161 MW Wind Farm Wildorado, Texas

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG – Thermal Growth Project Opportunities

Natural Gas-Fired Generation

Thermal development (1,000 MW)

Walnut Creek and Sun Valley, CA opportunities (500 MW each) in permitting and engineering stage – SCE and other potential customers

Potential acquisitions of assets or portfolios

Will be selective and disciplined

Some regions showing developing capacity markets and higher spark spreads

Assets complement marketing and trading skills

IGCC with Carbon Sequestration

Carson Hydrogen Project (400-450 MW)

Joint Venture with BP at their Carson City refinery –

petroleum coke fuel with 90% CO2 used for

enhanced oil recovery

Confirming project economics and CO2 requirements

Other opportunities in early stage development

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Our Shareholder Value Proposition

Attractive business portfolio and growth opportunities

Southern California Edison

Demonstrated need for utility infrastructure investments

Among the best domestic electric utility growth platforms

Edison Mission Group

Favorable market conditions for unregulated generation portfolio

Strong growth pipeline led by wind investments and clean fossil fuel technologies

Commitment to long-term shareholder value creation

Incentive compensation and stock ownership guidelines consistent with shareholder interests

Edison people committed to excellence in safety and customer service

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EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Leading the Way in ElectricitySM

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EDISON INTERNATIONAL®